                                  SCHEDULE 14C

                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Check the appropriate box:

[  ]        Preliminary Information Statement

[  ]        Confidential,  for Use of the Commission  Only (as permitted by Rule
            14c-5(d)(2)

[x]         Definitive Information Statement

                                 WHX CORPORATION
                                 ---------------

                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[ ]         Fee  computed on table below per  Exchange  Act Rules  14c-5(g)  and
            0-11.

            1)   Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

            2)   Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

            3)   Per  unit  price  or  other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set  forth the amount on which the filing fee is  calculated  and state how it was determined):

                 ---------------------------------------------------------------

            4)   Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

            5)   Total fee paid:

                 ---------------------------------------------------------------

[  ]        Fee paid previously with preliminary materials.

[ ]         Check box if any part of the fee is offset as  provided  by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration  statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:

                 ---------------------------------------------------------------

            2)   Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

            3)   Filing Party:

                 ---------------------------------------------------------------

            4)   Date Filed:

                 ---------------------------------------------------------------

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 2, 2004

                                -----------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

To Our Holders of Preferred Stock:

            We  invite  you  to  attend  our  annual  stockholders   meeting  on
Wednesday,  June 2, 2004,  at The New York  Marriott  East Side,  525  Lexington
Avenue,  New York,  New York,  at 11:00 a.m. At the  meeting,  you will have the right to elect up to two directors to our Board of Directors.

            This booklet  includes a formal notice of the annual meeting and the information statement. The information statement tells you more about the agenda and  procedures  for the  annual  meeting.  It also  describes  how our Board of
Directors operates.

            Only  preferred  stockholders  of record at the close of business on
April 20, 2004 will be entitled to vote at the annual  meeting for the  election of the two directors  referenced above. We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                Sincerely yours,

                                STEVEN WOLOSKY
                                Secretary

Dated:  New York, New York
        May 4, 2004

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                                -----------------

                              INFORMATION STATEMENT

                               GENERAL INFORMATION

            This information statement is being furnished by WHX Corporation,  a
Delaware corporation ("WHX" or the "Company"), in connection with the meeting of the holders of its Series A  Convertible  Preferred  Stock  ("Series A Preferred
Stock") and Series B Convertible  Preferred  Stock ("Series B Preferred  Stock,"
and together  with Series A Preferred  Stock,  "Preferred  Stock") to be held on
Wednesday,  June 2, 2004, beginning at 11:00 a.m., at The New York Marriott East
Side, 525 Lexington  Avenue,  New York, New York,  and at any  postponements  or adjournments thereof (the "Meeting").

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

                                ABOUT THE MEETING

DESCRIPTION OF THE PREFERRED STOCK VOTING RIGHTS

            The  Certificates  of Designation for each of the Series A Preferred
Stock and the Series B  Preferred  Stock  (the  "Certificates  of  Designation")
provide for voting  rights upon the  occurrence of certain  events.  Each of the
Certificates of Designation  provide that upon the Company's  failure to declare and pay six  quarterly  dividends,  whether  or not  consecutive,  the number of directors  of  the  Company  shall  be  increased  by two  and  the  holders  of outstanding  shares of the Series A  Preferred  Stock and the Series B Preferred
Stock,  voting  together as a class,  shall be entitled to elect such additional directors. The holders of the Series A Preferred Stock shall be entitled to vote and elect directors as provided in its Certificate of Designation until the full dividends  accumulated on all outstanding shares of the Series A Preferred Stock have been  declared  and paid or set apart for  payment  and the  holders of the
Series B  Preferred  Stock  shall be  entitled  to vote and elect  directors  as provided in its Certificate of Designation until the full dividends  accumulated on all outstanding shares of the Series B Preferred Stock have been declared and paid or set apart for payment.

            Pursuant to Section 4(d) of each of the Certificates of Designation, directors  properly and validly elected at the Meeting to the Board of Directors of the Company by the Holders of  Preferred  Stock shall serve until the earlier of (i) the next  annual  meeting  of the  stockholders  of the  Company  and the election  (by the holders of the  Preferred  Stock) and  qualification  of their respective  successors  and (ii) the date upon which all dividends in default on the shares of the Preferred Stock shall have been paid in full.

                                      -1-

            All shares of Preferred  Stock have equal voting  rights of one vote per  share.  Dividends  on the  Preferred  Stock  have not been  paid  since the dividend  payment  of  October 1, 2000,  and the  regularly  scheduled  dividend payment  that  was due  April  1,  2002  was  the  sixth  dividend  non-payment.
Accordingly,  the holders of  Preferred  Stock have the right to elect up to two directors to the Board of Directors. In connection with such right, the Board of
Directors of the Company has called this Meeting of the holders of the shares of the Preferred Stock.

WHAT IS THE PURPOSE OF THE MEETING?

            The Meeting is the  Company's  Annual  Meeting of its  Stockholders.
Holders of Preferred Stock shall be eligible to elect up to two directors to the
Board of Directors of the Company, as described herein. In addition,  holders of common  stock of the  Company  shall be  eligible  to act on  certain  proposals subject  to the  requirements  and  procedures  set  forth in a Notice of Annual
Meeting of Stockholders and Proxy Statement which is being mailed  separately to the holders of the Company's common stock.

WHO MAY VOTE?

            Holders of  Preferred  Stock,  as  recorded in the  Company's  stock register on April 20, 2004 (the  "Record  Date"),  may vote at the meeting  with respect to the election of the two directors  described  above. As of this date, there  were  2,573,926  shares  of  Series A  Preferred  Stock  outstanding  and
2,949,000 shares of Series B Preferred Stock outstanding.

NOMINATIONS

            Nominees for election of directors by the holders of Preferred Stock may be made at or before  the  Meeting,  in  person  or by  proxy.  The Board of
Directors of the WHX does not take any position  with respect to the election of any  potential  Preferred  Stock  nominees  for  election as  directors,  is not soliciting  any proxies in  connection  with the  election of  directors  by the holders of Preferred  Stock at the Meeting and does not make any  recommendation
"For" or "Against" the election of any Preferred Stock nominee.

            Applicable  rules of the  Securities  and Exchange  Commission  (the
"SEC")  require  that,  if proxies are  solicited  from the holders of Preferred
Stock in support of or in opposition to the election of any nominee to the Board of  Directors of the Company,  the person  soliciting  such holders must provide them with a proxy statement containing certain prescribed information, including information  concerning the nominees.  The Company assumes no responsibility for the accuracy or completeness of any information  contained in any proxy material furnished  to any holder of  Preferred  Stock  concerning  the  election  of any director.

QUORUM

            In order to proceed with the election of directors by the holders of
Preferred  Stock at the  Meeting,  there  must be a  quorum  of the  holders  of
Preferred  Stock.  This means at least a majority of the  outstanding  shares of
Preferred  Stock as a single class  eligible to vote must be  represented at the
Meeting,  either by proxy or in person.  Shares  that the  Company  owns are not voted and do not count for this purpose. If there is not a quorum of the holders

                                      -2-

of Preferred  Stock, no action may be conducted at the Meeting by the holders of
Preferred  Stock, and the Company will have no requirement to call an additional special  meeting.  The next  opportunity  for the holders of Preferred  Stock to elect  directors will be at the Company's 2005 Annual Meeting of Stockholders or
as provided in the respective Certificates of Designation.

MEETING

            The Meeting will be conducted by a representative  of the Company in accordance  with such rules and procedures as the Company shall determine in its sole discretion.  The Chairman of the Board of Directors of the Company,  or his
designee, may adjourn the Meeting at his discretion.

VOTES NEEDED

            The two  director  nominees  receiving a plurality of the votes cast during the  meeting by the  holders  of  Preferred  Stock will be elected to the board of directors.  Broker  non-votes  count for quorum  purposes and otherwise have no impact in the  election  of  directors.  Broker  non-votes  occur when a broker  returns a proxy but does not have the  authority to vote on a particular proposal.

ATTENDING IN PERSON

            Only  holders  of Common  Stock and  Preferred  Stock,  their  proxy holders and our invited guests may attend the Meeting. If you wish to attend the meeting in person  but you hold your  shares  through  someone  else,  such as a stockbroker, you must bring proof of your ownership and an identification with a photo at the Meeting.  For example, you could bring an account statement showing that  you  beneficially  owned  WHX  Preferred  Stock as of  April  20,  2004 as acceptable proof of ownership.

                                      -3-

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the Common Stock of WHX  outstanding at April 20, 2004, by (i) each person known by the  Company  to be the  beneficial  owner of more than five  percent  of its
Common Stock, (ii) each director,  (iii) each of the executive officers named in the summary  compensation table and (iv) all directors and executive officers of the Company as a group.

                                                                 SHARES BENEFICIALLY         PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                              OWNED(2)               OF CLASS(2)
----------------------------------------                              --------               -----------
Private Management Group, Inc.(3)
20 Corporate Park, Suite 400
Irvine, CA  92606.......................................               488,984                   8.2%
Dimensional Fund Advisors Inc.(4)
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401.........................               382,738                   7.0%
Mariner Investment Group, Inc.(5)
780 Third Avenue, 16th floor
New York, NY  10017.....................................               279,480                   5.1%
Gabelli Asset Management, Inc.(6)
One Corporate Center
Rye, New York  10580....................................               853,028                  14.5%
Alliance Capital Management L.P.(7)
1290 Avenue of the Americas
New York, New York  10104...............................               387,366                   7.1%
Dewey Square Investors Corporation (8)
One Financial Center
Boston, Massachusetts  02111............................               288,806                   5.3%
Neil D. Arnold..........................................                92,327(9)                1.7%
Robert A. Davidow.......................................                63,928(10)               1.2%
William Goldsmith.......................................                31,996(11)                *
Neale X. Trangucci......................................                71,664(9)                1.3%
Marvin L. Olshan........................................                36,995(12)                *
Raymond S. Troubh.......................................                51,995(13)                *
Stewart E. Tabin........................................                71,663(9)                1.3%
Robert K. Hynes.........................................                38,653(14)                *
Louis Klein, Jr.........................................                23,332(15)                *
Garen W. Smith .........................................                85,619(16)               1.5%
Howard Mileaf...........................................                 6,853(17)                *
Daniel P. Murphy........................................                76,276(18)               1.4%
All Directors and Executive Officers as a Group
(12 persons) ...........................................               651,300(19)              10.8%
-------------------
*           less than one percent.

                                      -4-

(1)         Each  stockholder,  director and  executive  officer has sole voting power  and  sole  dispositive  power  with  respect  to  all  shares beneficially owned by him, unless otherwise indicated.

(2)         Based upon shares of Common Stock  outstanding  at April 20, 2004 of
            5,485,856 shares.

(3)         Based  upon a  Schedule  13G/A  filed  in  February,  2004,  Private
            Management Group, Inc.  ("Private  Management")  beneficially  holds
            488,984  shares of Common Stock.  Private  Management,  a investment adviser  registered  under  Section  240.13d-1(b)(1)(ii)(E)  of  the
            Investment  Advisers  Act  of  1940,  as  amended  (the  "Investment
            Advisers  Act") has voting  authority  over 488,984 shares of Common
            Stock as a result of acting as  investment  adviser  to its  managed client  accounts.  The  aggregate  number  of shares  held  includes
            250,400 shares of the Company's Series A Preferred Stock and 274,800 shares of the Company's Series B Preferred  Stock,  convertible into
            approximately   264,472   and  224,512   shares  of  Common   Stock,
            respectively.

(4)         Dimensional  Fund  Advisors,  Inc.  ("Dimensional"),  an  investment advisor registered under Section 203 of the Investment Advisors Act, furnishes  investment advice to four investment companies registered
            under  the   Investment   Company  Act  of  1940,  as  amended  (the
            "Investment  Company  Act") and  serves  as  investment  manager  to certain other commingled group trusts and separate accounts.  (These investment  companies,  trusts  and  accounts  are the  "Dimensional
            Funds.") In its role as investment  advisor or manager,  Dimensional possesses  voting  and/or  investment  power over 382,738  shares of
            Common Stock as of December 31, 2002. The Dimensional  Funds own all
            securities  reported in this statement,  and  Dimensional  disclaims beneficial ownership of such securities.

(5)         Based upon a Schedule  13G filed in July  2003,  Mariner  Investment
            Group, Inc. ("Mariner")  beneficially holds 279,480 shares of Common
            Stock.  Mariner,  an investment advisor registered under Section 203 of the  Investment  Advisors  Act,  furnishes  investment  advice to several investment companies exempt from the Investment Company Act, and serves as investment manager to certain other separate accounts.
            (These  investment  companies and accounts are the "Mariner Funds").
            In its role as  investment  adviser or  manager,  Mariner  possesses voting  and/or  investment  power over the 279,480  shares of Common
            Stock held by the Mariner Funds,  no one of which,  to the knowledge of  Mariner,  owns  more  than 5% of the  class.  Mariner  disclaims beneficial ownership of such securities.

(6)         Based on a Schedule  13D/A  filed in  December  2002,  as updated by
            Gabelli Asset  Management  Co.,  Inc.,  Gabelli  Funds,  LLC,  GAMCO
            Investors,  Inc., Gabelli Securities,  Inc., MJG Associates Inc. and
            Gabelli Advisors, Inc. collectively beneficially hold 853,028 shares of Common Stock.  This amount  includes  174,300  shares of Series A
            Preferred  Stock and  287,600  shares of  Series B  Preferred  Stock convertible into approximately  184,096 and 234,969 shares of Common
            Stock, respectively, and 433,963 shares of Common Stock.

(7)         Based on a Schedule  13G filed  jointly in February  1999,  Alliance
            Capital  Management,  L.P.,  AXA, AXA Assurances  I.A.R.D.  Mutuelle
            ("AXAAIM"),  AXA Assurances Vie Mutuelle ("AXAAVM"), AXA Conseil Vie
            Assurance  Mutuelle  ("AXACVAM"),  AXA Courtage  Assurance  Mutuelle
            ("AXACAM")   and  The   Equitable   Companies,   Inc.   collectively

                                      -5-

            beneficially hold 387,366 shares of Common Stock. The address of AXA is 9 Place  Vendome 75001 Paris,  France.  The address of AXAAIM and
            AXAAVM is 21, rue de Chateaudun 75009 Paris,  France. The address of
            AXACVAM  is  100-101  Terrasse  Boieldieu  92042  Paris La  Defense,
            France. The address of AXACAM is 26, rue Louis le Grand 75002 Paris,
            France.

(8)         Based on a  Schedule  13G/A  filed in  January  1999,  Dewey  Square
            Investors Corp.  beneficially  holds 288,806 shares of Common Stock.
            This amount includes Common Stock issuable upon their  conversion of
            Preferred Stock.

(9)         Consists of shares of Common Stock  issuable upon their  exercise of options within 60 days hereof.

(10)        Includes 30,329 shares of Common Stock issuable upon his exercise of options within 60 days hereof,  and  approximately  26,933 shares of
            Common Stock  issuable upon  conversion of 25,500 shares of Series A
            Preferred Stock.

(11)        Includes 28,663 shares of Common Stock issuable upon his exercise of options within 60 days hereof.

(12)        Includes 30,329 shares of Common Stock issuable upon his exercise of options within 60 days hereof.

(13)        Includes 31,329 shares of Common Stock issuable upon his exercise of options within 60 days hereof.

(14)        Includes 34,998 shares of Common Stock issuable upon his exercise of options within 60 days hereof.

(15)        Includes  3,332 shares of Common Stock issuable upon his exercise of options within 60 days hereof.

(16)        Includes 69,470 shares of Common Stock issuable upon his exercise of options  within 60 days  hereof,  and  approximately  817  shares of
            Common Stock  issuable  upon  conversion of 1,000 shares of Series B
            Preferred Stock.

(17)        Includes  3,332 shares of Common Stock issuable upon his exercise of options  within 60 days hereof,  approximately  105 shares of Common
            Stock  issuable upon  conversion of 100 shares of Series A Preferred
            Stock and  approximately  82 shares of Common  Stock  issuable  upon conversion of 100 shares of Series B Preferred Stock.

(18)        Includes 73,295 shares of Common Stock issuable upon his exercise of options within 60 days hereof.

(19)        Includes  (i) 540,731  shares of Common  Stock  issuable  upon their exercise of options within 60 days hereof, (ii) approximately 26,933 shares of Common Stock issuable upon  conversion of 25,500 shares of
            Series  A  Preferred   Stock  held  by  Robert  A.   Davidow;   (ii)
            approximately 105 shares of Common Stock issuable upon conversion of
            100 shares of Series A Preferred Stock held by Howard Mileaf;  (iii)
            approximately 817 shares of Common Stock issuable upon conversion of
            1,000 shares of Series B Preferred Stock held by Garen W. Smith; and
            (iv)   approximately   82  shares  of  Common  Stock  issuable  upon
            conversion of 100 shares of Series B Preferred  Stock held by Howard
            Mileaf.

                                      -6-

            The following table sets forth information  concerning  ownership of the Preferred  Stock of WHX  Corporation  outstanding  at April 20, 2004, by (i)
each person  known by the Company to be the  beneficial  owner of more than five percent of the outstanding Series A Preferred Stock and Series B Preferred Stock
voting  together  as a class,  (ii) each  director  known by the Company to hold
Preferred  Stock,  (iii) each of the  executive  officers  named in the  summary compensation  table known by the Company to hold Preferred Stock and (iv) by all directors and executive officers of the Company as a group.

NAME AND ADDRESS OF                            PREFERRED SHARES               PERCENTAGE
BENEFICIAL OWNER(1)                          BENEFICIALLY OWNED(2)            OF CLASS(3)
-------------------                          ---------------------            -----------
Private Management Group, Inc.(4)
20 Corporate Park, Suite 400
Irvine, CA 92606.......................             525,200                      9.5%
Gabelli Asset Management, Inc.(5)
One Corporate Center,
Rye, New York  10580...................             461,900                      8.4%
Robert A. Davidow......................              25,500(6)                    *
Garen W. Smith.........................               1,000(7)                    *
Howard Mileaf..........................                 200(8)                    *
All Directors and Executive Officers as
a Group (3 persons)....................              26,700(9)                    *
-------------------
*           less than one percent.

(1)         Each preferred stockholder,  director and executive officer has sole voting power and sole  dispositive  power with respect to all shares beneficially owned by him, unless otherwise indicated.
(2)         Directors  and  executive  offers  that  are  named  in the  summary compensation  table  which are not listed  above,  to the  Company's knowledge, do not beneficially own any shares of Preferred Stock.
(3)         Based upon the shares of Series A  Preferred  Stock  outstanding  at
            April 14, 2003 of 2,573,926  shares and the Series B Preferred Stock outstanding  at April 14,  2003 of  2,949,000  shares for a total of
            5,522,926 shares of preferred stock outstanding.
(4)         Based on a Schedule 13G/A filed in February 2004, Private Management beneficially  holds 250,400  shares of Series A Preferred  Stock and
            274,800 shares of Series B Preferred Stock.
(5)         Based on a Schedule  13D/A  filed in  December  2002,  as updated by
            Gabelli Asset  Management  Co.,  Inc.,  Gabelli  Funds,  LLC,  GAMCO
            Investors,  Inc., Gabelli Securities,  Inc., MJG Associates Inc. and
            Gabelli Advisors, Inc. collectively beneficially hold 174,300 shares of Series A Preferred Stock and 287,600 shares of Series B Preferred
            Stock.
(6)         Consists of 25,500 shares of Series A Preferred  Stock. (7) Consists of 1,000 shares of Series B Preferred Stock.
(8)         Consists of 100 shares of Series A Preferred Stock and 100 shares of
            Series B Preferred Stock.
(9)         Consists of 25,500  shares of Series A  Preferred  Stock held by Mr.
            Davidow,  1000 shares of Series B Preferred  Stock held by Mr. Smith and 100 shares of Series A Preferred  Stock and 100 shares of Series
            B Preferred Stock held by Mr. Mileaf.

                                      -7-

                                    DIRECTORS

            The Company's  Certificate of  Incorporation  and Bylaws provide for the classification of the Board of Directors into three classes.  The four Class
I Directors have a term that expires at the 2006 Annual Meeting of  Stockholders of the Company,  the three Class III  Directors  have a term that expires at the
2005 Annual Meeting of Stockholders, and the three Class II Directors, which are nominated for election at the Company's 2004 Annual Meeting of  Stockholders  of
the Company, in the event they are elected, will have a term that expires at the
2007 Annual Meeting of Stockholders of the Company.

            The names of the directors and certain  information  concerning them are set forth below:

                                              PRINCIPAL OCCUPATION                                            FIRST YEAR
                        CLASS OF             FOR THE PAST FIVE YEARS                                             BECAME
NAME                    DIRECTOR          AND CURRENT PUBLIC DIRECTORSHIPS                        AGE         A DIRECTOR(1)
----                    --------          --------------------------------                        ---         -------------
Marvin L. Olshan           II         DIRECTOR.   Partner,   Olshan   Grundman   Frome            76              1991
                                      Rosenzweig & Wolosky LLP, from 1956 to 2002, and
                                      Of Counsel since 2002.

Garen W. Smith             II         DIRECTOR.  Chairman  of the  Board  of  Handy  &            61              2002
                                      Harman  ("H&H"),  a  subsidiary  of the Company,
                                      since  2003.  Vice   President,   Secretary  and
                                      Treasurer  of  Abundance   Corp.,  a  consulting
                                      company that  provides  services to the Company,
                                      since  2002.   President  and  Chief   Executive
                                      Officer  of  Unimast  Incorporated  from 1991 to
                                      2002.

Raymond S. Troubh          II         DIRECTOR.  Financial Consultant for in excess of            77              1992
                                      past five years.  Mr.  Troubh is also a director
                                      of Diamond Offshore Drilling, Inc., Enron Corp.,
                                      General  American  Investors  Company,   Gentiva
                                      Health  Services,  Inc.  and  Triarc  Companies,
                                      Inc., a holding company. He is also a trustee of
                                      the Petrie Stores Liquidating Trust.

                                         -8-

            The names of the Class I and Class III Directors, whose terms expire
at  the  2005  and  2006  annual  meeting  of   stockholders   of  the  Company,
respectively, who are currently serving their terms, are set forth below:

                                              PRINCIPAL OCCUPATION                                            FIRST YEAR
                        CLASS OF             FOR THE PAST FIVE YEARS                                            BECAME
NAME                    DIRECTOR          AND CURRENT PUBLIC DIRECTORSHIPS                        AGE         A DIRECTOR(1)
----                    --------          --------------------------------                        ---         -------------

William Goldsmith          I          DIRECTOR.  Management  and Marketing  Consultant            85              1987
                                      since 1984. Chairman of Nucon Energy Corp. since
                                      1997 and TMP,  Inc.  from  January 1991 to 1993.
                                      Chairman and Chief Executive Officer of Overspin
                                      Golf Corp. from 1993 to 1997. Chairman and Chief
                                      Executive  Officer of Fiber Fuel  International,
                                      Inc.,   from  1994  to  1997.  Life  Trustee  to
                                      Carnegie Mellon University since 1980.  Director
                                      of  Skidaway  Health  and Living  Services  Inc.
                                      since 2002.

Louis Klein Jr.            I          DIRECTOR.  Trustee of Manville  Personal  Injury            68              2002
                                      Settlement  Trust  since  1991.  Trustee  of  WT
                                      Mutual   Fund   and  WT   Investment   Trust   I
                                      (Wilmington Trust) since 1998.

Howard Mileaf              I          DIRECTOR.  Consultant since 2001. Vice President            67              2002
                                      and General  Counsel of the Company from 1993 to
                                      2001.  Director of WebFinancial  Corporation and
                                      Neuberger Berman Mutual Funds.

Neale X. Trangucci         I          DIRECTOR  AND  CHIEF  EXECUTIVE  OFFICER.  Chief            47              2004
                                      Executive  Officer of the Company since February
                                      1, 2004. General partner of Stonehill  Partners,
                                      L.P.   for  in  excess   of  past  five   years.
                                      Vice-President  of WPN Corp.  from February 1990
                                      until January 2004.

                                      -9-

Neil D. Arnold           III          DIRECTOR  AND  EXECUTIVE  CHAIRMAN OF THE BOARD.            55              1992
                                      Executive  Chairman of the Board since  February
                                      1,  2004.  Officer  of WPN  Corp.,  a  financial
                                      consulting  company,   from  August  2001  until
                                      January  2004.  Private  Investor  from May 1999
                                      until August  2001.  Group  Finance  Director of
                                      Lucas Varity plc from December 1996 to May 1999,
                                      and   Executive   Vice   President  -  Corporate
                                      Development  from  September  1996  to  December
                                      1996.

Robert A. Davidow        III          DIRECTOR.  Private  investor since January 1990.            62              1992
                                      Director of Arden  Group,  Inc.,  a  supermarket
                                      holding company.

Stewart E. Tabin         III          DIRECTOR AND PRESIDENT. President of the Company            47              2004
                                      since  February  1,  2004.  General  partner  of
                                      Stonehill  Partners,  L.P. for in excess of past
                                      five  years.  Vice-President  of WPN Corp.  from
                                      February 1990 until January 2004.

------------------
(1) The Company and its subsidiaries were reorganized into a new holding company structure ("Corporate  Reorganization") on July 26, 1994. Prior to the Corporate
Reorganization,  all directors of the Company who were  directors at the time of the Corporate Reorganization were directors of Wheeling-Pittsburgh Corporation.

BOARD AND COMMITTEE INDEPENDENCE

            Messrs.  Olshan, Troubh,  Goldsmith,  Klein, Mileaf and Davidow, the
non-management  members of the  Board,  are  independent  under the rules of the
Securities  and  Exchange  Commission  ("SEC").   Furthermore,   the  Board  has
affirmatively concluded that all of its non-management members are "independent"
within  the  meaning of the rules of the New York Stock  Exchange  ("NYSE").  In making its determination,  the Board applied the categorical  standard discussed below. In addition,  the Compensation and Nominating Committees of the Board (as
such terms are defined  herein) are  comprised  entirely  of  directors  who are independent  under the rules of the NYSE, and the members of the Audit Committee are  independent  under  the  rules  of the  NYSE and the  SEC.  The  Board  has determined  that each of its  independent  members has no material  relationship with the  Company or any of its  subsidiaries  (either  directly or as a current partner,  shareholder or officer of an organization that has a relationship with the Company or any of its subsidiaries).

            In  determining  whether a director has had a material  relationship with us, our Corporate Governance  Guidelines (which are located on our website,
www.whxcorp.com)  establish a categorical standard. As long as a director has no

                                      -10-

material  relationships  with the  Company  or any of its  subsidiaries  (either directly or as a partner,  shareholder or officer of an organization  that has a relationship with the Company or any of its subsidiaries)  other than those that would be permitted under the categorical standard, a director will be considered not to have a material relationship with the Company or any of its subsidiaries.
The   categorical   standard  is  that  such  director  must  have  no  material relationship  with the company  (either  directly or indirectly)  that precludes independence  under the NYSE  rules.  In  applying  that  standard,  the Board's philosophy is that a  relationship  (other than that of partner,  shareholder or officer) with an organization that has a relationship with the Company or any of its  subsidiaries  that does not result in a possibility of additional  economic benefit  to a  director,  directly  or  indirectly,  from  the  Company  or  its subsidiaries will not be considered to be a material relationship.  In the event of a relationship that is not addressed by the categorical standard or that does not satisfy the  categorical  standard,  the Board may, in its judgment,  taking into account all relevant facts and circumstances, deem that relationship not to be material.

BOARD MEETING AND  ATTENDANCE;  NON-MANAGEMENT  DIRECTOR  MEETINGS;  STOCKHOLDER
COMMUNICATIONS

            The Board met on five occasions and took action by unanimous written consent on one  occasion  during the fiscal year ended  December  31,  2003.  No incumbent  director  attended  fewer than 75% of the  aggregate of (1) the total number of meetings of the Board (held  during the period for which he has been a director);  and (2) the total number of meetings  held by all  committees of the
Board on which he served (during the periods that he served).

            Each director is expected to make reasonable efforts to attend Board meetings,  meetings  of  committees  of which such  director is a member and the
Annual  Meeting of  Stockholders.  One board  member  attended  the 2003  Annual
Meeting of Stockholders.

            The Company's  non-management  directors meet in regularly scheduled executive  sessions  without  management.  Mr. Troubh has been  appointed by the non-management  directors  to  serve  as the  lead  director  at such  sessions.
Additionally,  at  least  once a  year,  the  independent  directors  meet in an executive  session.  Stockholders and other  interested  persons may contact the lead director or the  non-management  directors  individually  or as a group, by writing  to the  presiding  director  or to  such  director(s)  in  care  of the
Corporate Secretary, WHX Corporation,  110 East 59th Street, New York, NY 10022.
Any such  communications  will be promptly  distributed  by the Secretary to the non-management  directors  and will be kept  confidential  and, at the  sender's request, shall be sent to such director(s) anonymously.

            The Company has also adopted a procedure by which  stockholders  may send  communications  as  defined  within  Item 7(h) of  Schedule  14A under the
Securities  Exchange Act of 1934, as amended (the "Exchange Act") to one or more members of the Board by writing to such  director(s)  or to the whole Board care of the Corporate Secretary, WHX Corporation,  110 East 59th Street, New York, NY
10022. Any such communications will be promptly  distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board.

                                      -11-

COMMITTEES AND COMMITTEE MEETINGS

            There are five  standing  Committees  of the  Board:  the  Executive
Committee,    the   Audit   Committee,    the   Compensation   Committee,    the
Nominating/Corporate  Governance  Committee and the Stock Option  Committee (for
the 1991  Incentive and  Nonqualified  Stock Option Plan,  the 2001 Stock Option
Plan and the 2003 Incentive Stock Plan).

            EXECUTIVE  COMMITTEE.  The members of the  Executive  Committee  are
Robert A. Davidow,  Marvin L. Olshan,  Raymond S. Troubh and Neil D. Arnold. The
Executive  Committee met on three occasions and took action by unanimous written consent on five  occasions  during the fiscal year ended  December 31, 2003. The
Executive  Committee  possesses and exercises all the power and authority of the
Board in the management and direction of the business and affairs of the Company except as limited by law and except for the power to change the membership or to fill vacancies on the Board or the Executive Committee.

            AUDIT  COMMITTEE.  The  Company  has  a  separately-standing   audit
committee  (the  "Audit  Committee")  established  in  accordance  with  Section
3(a)(58)(A)  of the Exchange  Act. The members of the Audit  Committee are Louis
Klein Jr.,  Robert A.  Davidow and  William  Goldsmith.  Each of Messrs.  Klein,
Davidow and Goldsmith are non-employee members of the Board. After reviewing the
qualifications  of  the  current  members  of  the  Audit  Committee,   and  any
relationships   they  may  have  with  the  Company   that  might  affect  their
independence  from the Company,  the Board has  determined  that (1) all current
Audit Committee  members are "independent" as that concept is defined in Section
10A  of  the  Exchange  Act,  (2)  all  current  Audit  Committee   members  are
"independent"  as that concept is defined in the  applicable  rules of the NYSE,
(3) all current Audit Committee  members are financially  literate,  and (4) Mr.
Klein qualifies as an "audit  committee  financial  expert" under the applicable rules  promulgated  pursuant to the Exchange Act. The Audit  Committee  operates under a written charter adopted by the Board which is available on the Company's website,  www.whxcorp.com.  The Audit Committee met on five occasions during the fiscal year ended December 31, 2003 and took action by unanimous  consent on one occasion.  The primary  purpose of the Audit Committee is to assist the Board in fulfilling  its  responsibility  to oversee the  Company's  financial  reporting activities.  The Audit Committee annually selects independent public accountants to serve as auditors of the Company's books,  records and accounts,  reviews the scope of the audits performed by such auditors and the audit reports prepared by them,  reviews and monitors the Company's  internal  accounting  procedures  and monitors  compliance  with the  Company's  Code of Ethics Policy and Conflict of
Interest  Policy.  A report from the Audit  Committee  is also  included in this
Information Statement, see Audit Committee Report.

            COMPENSATION  COMMITTEE.  The  Company  has  a  separately  standing
compensation   committee  (the  "Compensation   Committee").   The  Compensation
Committee  has a charter,  a current copy of which is available on the Company's website,  www.whxcorp.com.  The members of the Compensation Committee are Robert
A. Davidow,  William Goldsmith and Marvin L. Olshan, each of whom are considered independent  directors in  accordance  with the NYSE's  listing  standards.  The
Compensation  Committee met on one occasion and took action by unanimous written consent on one occasion  during the fiscal year ended  December  31,  2003.  The
Compensation Committee reviews compensation arrangements and personnel matters.

                                      -12-

            NOMINATING/CORPORATE   GOVERNANCE  COMMITTEE.  The  members  of  the
Nominating/Corporate  Governance  Committee  (the  "Nominating  Committee")  are
Raymond  Troubh,  Marvin  L.  Olshan  and  Robert  A.  Davidow,  each of whom is independent  in accordance  with the NYSE's  listing  standards.  The Nominating
Committee took action by unanimous  written  consent on one occasion  during the fiscal year ended December 31, 2003. The Nominating  Committee has a charter,  a current copy of which is available on the Company's website, www.whxcorp.com. No shareholder proposals were received in fiscal 2003.

            The Nominating Committee considers and makes  recommendations to the
Board  with  respect  to the size and  composition  of the Board and  identifies potential candidates to serve as directors, to the extent there are vacancies on the  Board.  The  Nominating  Committee  identifies  candidates  to the Board by introduction from management,  members of the Board,  employees or other sources and  stockholders  that  satisfy  the  Company's  policy  regarding  stockholder recommended  candidates.  The Nominating  Committee  does not evaluate  director candidates  recommended by  stockholders  differently  than director  candidates recommended by other sources.  Subject to the rights of holders of any series of
Preferred Stock,  stockholders wishing to submit  recommendations for candidates to be considered for election at the 2005 Annual Meeting of Stockholders  should write to the Corporate  Secretary,  WHX Corporation,  110 East 59th Street,  New
York,  NY  10022.  Any such  stockholder  must  meet and  evidence  the  minimum eligibility  requirements  specified in Exchange Act Rule 14a-8 and must submit, within the same timeframe for submitting a stockholder proposal required by Rule
14a-8:  (1)  evidence  in  accordance  with Rule  14a-8 of  compliance  with the
stockholder   eligibility   requirements,   (2)  the  written   consent  of  the
candidate(s)  for  nomination  as a  director,  (3) a resume  or  other  written statement of the  qualifications of a candidate(s) for nomination as a director,
and  (4)  all  information   regarding  the   candidate(s)  and  the  submitting
stockholder  that would be required to be disclosed in a proxy  statement  filed with the SEC if the  candidate(s)  were  nominated  for  election  to the Board, including  the  number  and class of all  shares  of each  class of stock of the
Company owned of record and beneficially by each such persons,  and the name and address of the submitting stockholder(s).

            The Nominating  Committee  identifies,  investigates  and recommends possible  directors  to the  Board  with  the  goal of  creating  a  balance  of knowledge,  experience and  diversity,  to the extent there are vacancies on the
Board.  In considering  Board  candidates,  the Nominating  Committee takes into consideration  the  Company's  Corporate  Governance  Guidelines,  the Company's
policy  regarding  stockholder  recommended  director  candidates,  as set forth above,  and all other  factors  that it deems  appropriate,  including,  but not limited to, the individual's  independence,  character,  education,  experience, knowledge and skills. The Nominating Committee will also consider: the extent of the individual's experience in business, education or public service; his or her ability to bring a desired range of skills,  diverse perspectives and experience to the Board;  and whether the individual  possesses high ethical  standards,  a strong  sense of  professionalism  and is capable of serving  the  interests  of
stockholders.   In  addition  to   reviewing  a   candidate's   background   and
accomplishments, candidates for director nominees are reviewed in the context of the current  composition  of the board and the evolving  needs of the  Company's businesses.  It is the  Board's  policy that at all times at least a majority of its members meet the standards of  independence  promulgated by the NYSE and the
SEC  and  as  set  forth  in  the  Company's  Corporate  Governance  Guidelines.

                                      -13-

Additionally,  the  Nominating  Committee  will consider the number of boards on which the candidate  already serves when assessing whether the candidate has the appropriate time to devote to Board service.

            Except  as set  forth  above,  the  Nominating  Committee  does  not currently  have a formal  policy  regarding  the  handling or  consideration  of director  candidate  recommendations  received from a  stockholder,  or a formal process  for  identifying  and  evaluating  nominees  for  directors  (including nominees  recommended by  stockholders).  These issues will be considered by the
Committee, which will then make a recommendation to the Board.

            In its corporate  governance  role,  the  Nominating  Committee also develops and recommends corporate governance  principles for the Company;  makes recommendations  to the Board in support of such principles;  takes a leadership role in the shaping of the corporate governance of the Company; and oversees the evaluation of the Board and management.

            STOCK OPTION  COMMITTEE.  The members of the Stock Option  Committee are  Raymond  S.  Troubh  and  Robert A.  Davidow.  The Stock  Option  Committee
administers  the  granting  of  stock  options  under  the  1991  Incentive  and
Nonqualified  Stock  Option Plan (the "1991  Plan"),  the 2001 Stock Option Plan
(the "2001 Plan") and the 2003 Incentive Stock Plan (the "2003 Plan"). The Stock
Option  Committee took action by unanimous  written  consent on three  occasions during the fiscal year ended December 31, 2003.

            BOARD COMPENSATION

            Directors of the Company who are not employees of the Company or its subsidiaries  are entitled to receive  compensation  for serving as directors in the amount of $40,000 per annum,  $1,000 per Board  meeting,  $800 per Committee meeting  attended in person,  $500 per telephonic  meeting (other than the Stock
Option  Committee and the Audit  Committee),  and $1,000 per day of consultation and other  services  provided  other than at meetings of the Board or Committees thereof,  at the request of the Chairman of the Board.  Committee  Chairmen also receive  an  additional  annual  fee of  $1,800  (other  than the  Stock  Option
Committee  and the Audit  Committee).  Each Audit  Committee  member  receives a payment of $20,000 per year, and the chairman of the Audit Committee  receives a payment of $25,000 per year.  Directors of the Company  (other than the Chairman of the Board or directors who are employees of the Company or its  subsidiaries)
also received  options to purchase  25,000 shares of Common Stock on December 1,
1997 and receive  options to purchase  5,000 shares of Common Stock per annum on the date of each annual meeting of stockholders up to a maximum of 40,000 shares of Common Stock pursuant to the Company's 1997 Directors  Stock Option Plan (the
"1997  Plan").  On June 30,  2003,  each of Messrs.  Troubh,  Klein,  Goldsmith,
Olshan,  Davidow and Mileaf received  10,000 shares of restricted  stock and Mr.
Smith received 20,000 shares of restricted  stock.  All directors of the Company permitted to participate in the 1997 Plan, except for Messrs.  Klein and Mileaf, have received the maximum number of shares permitted to be issued thereunder.

            Pursuant to a management  agreement effective as of January 3, 1991, as  amended,  which  was  initially  approved  by a  majority  of the  Company's disinterested directors, and was terminated on January 31, 2004 (the "Management
Agreement"),  WPN Corp.  ("WPN"),  of which Ronald LaBow, the former Chairman of the Board of the Company,  is the sole  stockholder and an officer and director, provided financial, management, advisory and consulting services to the Company,

                                      -14-

subject to the supervision and control of the Company's disinterested directors.
Messrs.  Trangucci,  Tabin and Arnold were also  officers  of WPN until  January
2004. WPN received a monthly fee of $520,833.33  from January through October of
2003,  and $400,000 for each of November  and December of 2003.  WPN Corp.  also received certain benefits from financial  intermediaries with which it transacts business  on  behalf  of the  Company  in the  form of  research  materials  and services, which were used by WPN on behalf of the Company and in connection with its other activities. For the fiscal year 2003, the amount of such reimbursement was approximately  $75,000.  The Company believed that the cost of obtaining the type and quality of services rendered by WPN under the Management  Agreement was no less  favorable  than that at which the  Company  could  have  obtained  such services from unaffiliated entities.  See "Executive  Compensation -- Management
Agreement with WPN."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires the  Company's  executive officers and directors,  and persons who  beneficially own more than ten percent
(10%) of a registered class of the Company's equity securities,  to file reports of ownership and changes in ownership  with the SEC. In addition,  under Section
16(a),  trusts for which a reporting  person is a trustee and a beneficiary  (or for which a member of his immediate family is a beneficiary) may have a separate reporting  obligation  with regard to  ownership  of the Common  Stock and other equity  securities of the Company.  Such reporting persons are required by rules of the SEC to furnish the Company with copies of all Section  16(a) reports they file.  Based  solely upon a review of the copies of such forms  furnished to the
Company and  written  representations  from the  Company's  executive  officers, directors  and  greater  than ten percent  (10%)  beneficial  stockholders,  the
Company  believes  that during the year ended  December  31,  2003,  all persons subject to the  reporting  requirements  of  Section  16(a)  filed the  required reports on a timely basis.

CODE OF CONDUCT AND ETHICS

            The Company  has  adopted a written  Code of Conduct and Ethics that applies  to the  Company's  principal  executive  officer,  principal  financial officer,  principal account officer or controller or people  performing  similar functions. The Code of Conduct and Ethics is available on the Company's website,
www.whxcorp.com, and available in print to any stockholder who requests it.

CORPORATE GOVERNANCE GUIDELINES

            The Company has adopted  Corporate  Governance  Guidelines which are available on the Company's website, www.whxcorp.com,  and are available in print to any shareholder that requests them.

                                      -15-

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

            The following  table  contains the names,  positions and ages of the executive officers of the Company who are not directors.

                                 PRINCIPAL OCCUPATION FOR THE PAST
NAME                        FIVE YEARS AND CURRENT PUBLIC DIRECTORSHIPS             AGE
----                        -------------------------------------------             ---

Robert K. Hynes        CHIEF FINANCIAL  OFFICER.  Chief  Financial  Officer          49
                       since January  2003.  Vice  President--Finance  from
                       June 2001 through  January 2003.  Vice  President of
                       H&H  since  March   2000.   Director  of  Audit  and
                       Financial  Standards  of H&H from April 1995 through
                       March 2000.

Daniel P. Murphy       PRESIDENT,  H&H.  President  of H&H  since  February          43
                       2003.  Vice  President of H&H  Engineered  Materials
                       Group  from  January  2002  through  February  2003.
                       President of Olympic  Manufacturing Group, Inc. from
                       February 1994 through December 2001.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE. The following table sets forth, for the fiscal years indicated,  all compensation awarded to, paid to or earned by the following type of executive  officers for the fiscal  years ended  December 31, 2001,  2002 and
2003: (i)  individuals who served as, or acted in the capacity of, the Company's principal  executive  officer for the fiscal year ended  December  31, 2003 (Mr.
LeBlanc served as the Company's  Principal Executive Officer through March 2003, when he resigned  from his positions  with the Company;  at such time Mr. Arnold acted as the Company's Principal  Executive  Officer);  (ii) the Company's other most highly compensated  executive  officers,  which together with the Principal
Executive Officer are the most highly compensated  officers of the Company whose salary  and bonus  exceeded  $100,000  with  respect  to the  fiscal  year ended
December  31, 2003 and who were  employed  at the end of fiscal  year 2003;  and
(iii) up to two  additional  individuals  for whom  disclosure  would  have been provided  but for the fact that the  individual  was not serving as an executive officer of the  Company at the end of fiscal  year  2003.  Please  note that the executive  officers  identified  in (i),  (ii) and (iii) above are  collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                                          LONG TERM
NAME AND PRINCIPAL POSITION                               ANNUAL COMPENSATION                            COMPENSATION
---------------------------                  ------------------------------------------        ---------------------------------
                                                                           OTHER ANNUAL        SECURITIES           ALL OTHER
                                                    SALARY       BONUS     COMPENSATION        UNDERLYING          COMPENSATION
                                           YEAR       ($)        ($)(1)        ($)(2)          OPTIONS (#)             ($)(3)
                                           ----       ---        ------        ------          -----------         -------------

Neil D. Arnold (4)                         2003       --           --           --               45,000               500,000(9)
Principal Executive Officer,               2002       --           --           --                    0               500,000(9)
Executive Chairman of the Board            2001       --           --           --               53,333               221,500(9)

Robert D. LeBlanc(5)                       2003     105,769        --           --                --                2,155,642(6)(7)
Executive Vice President                   2002     500,000        --           --               17,500                 3,045(6)
(Principal Executive Officer)              2001     460,000        --           --               53,333                 2,771(6)
Robert K. Hynes(8)                         2003     249,846      75,000         --               20,000                   785(6)
Chief Financial Officer                    2002     219,961      75,000         --                7,500                   755(6)
                                           2001     174,277      15,000         --               16,666                   716(6)

Daniel Murphy                              2003     337,307     125,000         --              100,000                 1,323(6)
President of H&H                           2002     249,935     110,000         --                5,000                   149(6)
                                           2001     233,160       8,000         --                3,333                   --
---------------------------
(1)   Mr.  Hynes was  granted a bonus by the  Company in each of 2004,  2003 and
      2002 for services  performed in the prior year.  Mr.  Murphy was granted a bonus in 2004 for services  performed in the prior year. All bonus amounts have been attributed to the year in which the services were performed.

                                      -17-

(2)   Excludes  perquisites  and other  personal  benefits  unless the aggregate amount of such compensation exceeds the lesser of either $50,000 or 10% of the total of annual  salary and bonus  reported  for such Named  Executive
      Officer.
(3)   Amounts shown, unless otherwise noted,  reflect employer  contributions to pension plans.
(4)   Mr. Arnold was Vice-Chairman of the Board until February 1, 2004, at which point he was appointed  Executive  Chairman of the Board.  (5) Mr. LeBlanc
      resigned from his positions with the Company effective March 14, 2003.
(6)   Represents insurance premiums paid by the Company.
(7)   Includes a severance payment of $1,316,667 upon Mr. LeBlanc's  termination and a payout of his SERP (as defined herein) of $835,717.
(8)   Mr. Hynes'  employment as an officer of the Company  commenced  June 2001.
      Prior to such time, he was an employee of H&H.
(9)   Mr. Arnold did not receive any direct compensation from the Company.  Such amount was received  from WPN as payment for Mr.  Arnold's  services as an officer of WPN. Mr. Arnold joined WPN as an officer in August 2001.

      OPTION GRANTS TABLE.  The following  table sets forth certain  information regarding  stock  option  grants  made to each of the Named  Executive  Officers during the fiscal year ended December 31, 2003.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                          POTENTIAL REALIZABLE
                                                                                                            VALUE AT ASSUMED
                                                                                                          ANNUAL RATES OF STOCK
                                                                                                          PRICE APPRECIATION FOR
                                         INDIVIDUAL GRANTS                                                     OPTION TERM
                                         -----------------                                                     -----------

                                                          PERCENT OF
                                 NUMBER OF SECURITIES    TOTAL OPTIONS
                                   UNDERLYING OPTIONS      GRANTED TO         EXERCISE
                                       GRANTED (1)         EMPLOYEES IN         PRICE         EXPIRATION
NAME                                       (#)              FISCAL YEAR         ($/SH)           DATE         5%($)      10%($)
----                             --------------------    --------------          ----            -----        ----       ------

Neil D. Arnold...................         45,000              11.8%             $ 2.48         6/20/13       $ 70,185    $ 177,862
Robert D. LeBlanc................           --                 --                   --           --              --           --
Robert K. Hynes..................         20,000               5.2                 2.48        6/20/13         31,193       79,050
Daniel Murphy....................         80,000              21.0                 3.15        2/12/13        158,481      401,623
                                          20,000               5.2                 2.48        6/20/13         31,193       79,050
-------------------
(1)   All options were  granted  under the  Company's  2001 Stock Option Plan on
      September  10, 2002.  33.33% of such  options  vested upon the grant date,
      33.33% vested on the first anniversary of the grant date and 33.34% vested on the second anniversary of the grant date.

                                      -18-

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

            The  following  table  sets  forth  certain  information  concerning unexercised  stock options held by the Named  Executive  Officers as of December
31, 2003.

                                              NUMBER OF SECURITIES
                                             UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED IN-THE-
                                             OPTIONS AT 2003 FISCAL             MONEY OPTIONS AT 2003 FISCAL
                                                   YEAR-END(#)                       YEAR-END ($)(1)
NAME                                        EXERCISABLE/UNEXERCISABLE            EXERCISABLE/UNEXERCISABLE
----                                        -------------------------            -------------------------

Neil D. Arnold ..............                   92,327 / 30,000                       $2,850 / $5,700
Robert D. LeBlanc............                       -- /--                               -- /--
Robert K. Hynes..............                   34,998 / 15,835                       $3,116 / $3,459
Daniel Murphy................                   46,628 / 68,371                       $2,488 / $3,162

-------------------

(1)   On December 31, 2003 the last reported  sales price of the Common Stock as reported on the NYSE Composite Tape was $2.67.

                                      -19-

EQUITY COMPENSATION PLAN SUMMARY

The following table sets forth information as of December 31, 2003 regarding the number of shares of Common Stock  issued and  available  for issuance  under the
Company's existing equity compensation plans:

                                                                                                          NUMBER OF SECURITIES
                                                                                                        REMAINING AVAILABLE FOR
                                                                                                         FUTURE ISSUANCE UNDER
                                          NUMBER OF SECURITIES TO BE            WEIGHTED-AVERAGE          EQUITY COMPENSATION
                                            ISSUED UPON EXERCISE OF             EXERCISE PRICE OF           PLANS (EXCLUDING
                                              OUTSTANDING OPTIONS,             OUTSTANDING OPTIONS,       SECURITIES REFLECTED
     PLAN CATEGORY                            WARRANTS AND RIGHTS              WARRANTS AND RIGHTS           IN COLUMN (A))
-------------------------------------------------------------------------------------------------------------------------------
                                                     (a)                              (b)                         (c)
Equity compensation plans
approved by security holders                     1,560,999                          $14.60                     789,554

Equity compensation plans not
approved by security holders                         0                                 0                          0

Total                                            1,560,999                          $14.60                     789,554

            LONG-TERM  INCENTIVE  AND  PENSION  PLANS.  Other than as  described below,  the Company does not have any  long-term  incentive  or defined  benefit pension plans.

            In January  1999,  H&H amended and restated its Long Term  Incentive
Plan  ("LTIP"),  in which the final cycle had been  terminated  on December  31,
1998. The current LTIP is a performance-based  plan pursuant to which executives
of  H&H  earn  the  right  to  receive  awards  based  on  the   achievement  of
pre-established   financial  performance  and  other  goals.  The  amended  LTIP established  overlapping  cycles with each cycle encompassing five fiscal years, commencing  on January 1, 1999.  LTIP  participants  are selected by H&H's Chief
Executive  Officer and the  Compensation  Committee of the Board of the Company.
Messrs.  LeBlanc  and  Murphy  are the only  Named  Executive  Officers  who are participants in the Amended and Restated LTIP.

            H&H maintains the Supplemental Executive Retirement Plan ("SERP") to
provide  executive  officers the amount of reduction  in their  formula  pension benefits  under the WHX Pension Plan on account of the  limitation  on pay under
Section  401(a)(17) of the Internal  Revenue Code ("IRC") and the  limitation on benefits  under  Section 415 of the IRC.  The SERP also  applies the WHX Pension
Plan formula to the Career Average Pay generally  after including 100 percent of the bonus amounts  received.  Amounts received under the SERP are not subject to
Cost of Living increases.

            The following table shows the projected Annual Retirement  Benefits, payable on the basis of ten years of certain  payments and  thereafter for life, to each of the individuals  listed in the Summary  Compensation  Table at age 65 assuming continuation of employment until age 65. The amounts shown under Salary

                                      -20-

reflect the current rate of salary as plan  compensation  for Messrs.  Hynes and
Murphy of $250,000 and $350,000, respectively, and includes the benefits payable under both the WHX Pension Plan and the SERP. The amount of benefits shown under
Bonus would be payable under the SERP and assumes  continuation of the amount of
Bonus received on average over the prior 3 fiscal years.

                           EXECUTIVE PENSION BENEFITS

                NORMAL RETIREMENT                        ANNUAL RETIREMENT BENEFITS FROM:
NAME               DATE (NRD)         SERVICE AT NRD     SALARY       BONUS        TOTAL
----               ----------         --------------     ------       -----        -----
R. K. Hynes       Sept. 1, 2019       30 yrs. 1 mos.    $111,141     $29,030      $140,171
D.P. Murphy       May 1, 2026         24 yrs. 4 mos.    $165,339     $39,419      $204,758

            DEFERRED  COMPENSATION  AGREEMENTS.  Except as described in the next
section  titled  "Employment   Agreements",   with  respect  to  the  employment
agreements  of Messrs.  LeBlanc,  Hynes,  Smith,  Murphy,  Trangucci,  Tabin and
Arnold,  no plan or arrangement  exists which results in compensation to a Named
Executive  Officer in excess of $100,000 upon such officer's future  termination of employment or upon a change-of-control.

            EMPLOYMENT  AGREEMENTS.  Mr. Robert D. LeBlanc became Executive Vice
President of the Company pursuant to a three-year  employment agreement dated as of April 7, 1998,  which was  automatically  extended  for  successive  two-year periods unless earlier terminated  pursuant to the provisions of such agreement.
The  agreement  provided  for an annual  salary to Mr.  LeBlanc  of no less than
$500,000 and an annual bonus to be awarded at the Company's sole discretion. Mr.
LeBlanc  was not granted a bonus in 2003 for  services  performed  in 2002.  Mr.
LeBlanc  resigned from his positions with the Company  effective March 14, 2003.
In  connection  with  such  resignation,  Mr.  LeBlanc  received  a  payment  of
$1,316,667 as required  pursuant to the terms of his  employment  agreement,  as well as $835,717 pursuant to the SERP.

            Mr.  Robert K. Hynes  became Vice  President-Finance  of the Company pursuant to a one-year  employment  agreement dated July 1, 2001, which has been and will continue to be automatically  extended for successive  one-year periods unless  earlier  terminated  pursuant to the provisions of such  agreement.  Mr.
Hynes was promoted to Chief  Financial  Officer in January  2003.  The agreement provides  for an annual  salary to Mr.  Hynes of no less  than  $200,000  and an annual  bonus to be awarded at the  Company's  sole  discretion.  Mr.  Hynes was granted  bonuses of $75,000 in each of 2004 and 2003 for  services  performed in the prior year.  In the event that his  employment  is terminated by the Company other  than with  cause,  Mr.  Hynes will  receive a payment of one year's  base salary at the highest rate in effect for the twelve  preceding months plus bonus plan and compensation accrued.

            Mr. Garen W. Smith became a consultant of the Company  pursuant to a one-year  consulting  agreement  between the Company and  Abundance  Corporation
("Abundance"),  of which Mr. Smith is an officer and an employee, dated February
12, 2003, which will be automatically  extended for successive  one-year periods unless  earlier  terminated  pursuant to the provisions of such  agreement.  The

                                      -21-

agreement  provides  for an annual  payment of  $200,000.  In the event that the agreement is  terminated by the Company  other than with cause,  Abundance  will receive the remainder of the annual payment.

            Mr. Daniel Murphy has been the President of H&H since February 2003.
On February 11, 2004,  Mr. Murphy entered into a two-year  employment  agreement with H&H, which will be automatically  extended for successive  two-year periods unless  earlier  terminated  pursuant to the provisions of such  agreement.  The agreement  provides for an annual  salary of no less than $350,000 and an annual bonus to be awarded at H&H's sole  discretion,  as  ratified by the Board of the
Company.  Mr.  Murphy was granted  bonuses of  $125,000,  $110,000 and $8,000 in
2004, 2003 and 2002 for services performed in 2003, 2002 and 2001, respectively.
In the event that either (i) the  agreement is  terminated  by the Company other than with cause, or (ii) he elects termination  following a material  diminution in his position or a change in control of the Company, Mr. Murphy will receive a payment of two years'  base  salary at the base  salary in effect at the time of termination.

            Mr. Neale X. Trangucci became Chief Executive Officer of the Company pursuant to a two-year  employment  agreement dated February 1, 2004, which will be  automatically  extended  for  successive  two-year  periods  unless  earlier terminated pursuant to the provisions of such agreement.  The agreement provides for an annual  salary of no less than $550,000 and an annual bonus to be awarded at the Company's sole discretion.  In the event that either (i) the agreement is terminated by the Company other than with cause,  or (ii) he elects  termination following a material  diminution  in his  position or a change in control of the
Company, Mr. Trangucci will receive a payment of twice the base salary in effect at the time of termination.

            Mr. Stewart E. Tabin became  President of the Company  pursuant to a
two-year   employment   agreement   dated  February  1,  2004,   which  will  be
automatically extended for successive two-year periods unless earlier terminated pursuant to the  provisions of such  agreement.  The  agreement  provides for an annual  salary of no less than $500,000 and an annual bonus to be awarded at the
Company's  sole  discretion.  In the event  that  either  (i) the  agreement  is terminated by the Company other than with cause,  or (ii) he elects  termination following a material  diminution  in his  position or a change in control of the
Company,  Mr. Tabin will receive a payment of twice the base salary in effect at the time of termination.

            Mr. Neil Arnold became Executive Chairman of the Company pursuant to
a  two-year  employment   agreement  dated  February  1,  2004,  which  will  be
automatically extended for successive two-year periods unless earlier terminated pursuant to the  provisions of such  agreement.  The  agreement  provides for an annual  salary of no less than $450,000 and an annual bonus to be awarded at the
Company's  sole  discretion.  In the event  that  either  (i) the  agreement  is terminated by the Company other than with cause,  or (ii) he elects  termination following a material  diminution  in his  position or a change in control of the
Company, Mr. Arnold will receive a payment of twice the base salary in effect at the time of termination.

            REPORT ON REPRICING OF OPTIONS.  None of the stock  options  granted under any of the Company's plans were repriced in the fiscal year ended 2003.

                                      -22-

            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Messrs.
Davidow,  Goldsmith  and  Olshan  each  served as a member  of the  Compensation
Committee  of the Board  during the fiscal year ended  December  31,  2003.  Mr.
Olshan is Of Counsel to Olshan  Grundman  Frome  Rosenzweig & Wolosky LLP, which the Company has retained as its outside  general counsel since January 1991. See
"Certain Relationships and Related Transactions." The fees paid such firm by the
Company do not exceed 5% of such firm's gross revenues for the fiscal year ended
December 31, 2003.

            MANAGEMENT  AGREEMENT  WITH WPN  CORP.  Pursuant  to the  Management
Agreement which agreement was initially  approved by a majority of the Company's disinterested  directors and was  terminated on January 31, 2004,  WPN, of which
Ronald LaBow,  the Chairman of the Board, is the sole stockholder and an officer and director, provided financial,  management,  advisory and consulting services to the  Company,  subject to the  supervision  and control of the  disinterested directors.  Messrs. Trangucci,  Tabin and Arnold were also officers of WPN until
January 2004. Such services included, among others,  identification,  evaluation and negotiation of acquisitions, responsibility for financing matters, review of annual and quarterly budgets, supervision and administration, as appropriate, of all the Company's  accounting and financial functions and review and supervision of the Company's reporting  obligations under Federal and state securities laws.
For each of the fiscal years 2003,  2002 and 2001, WPN received a monthly fee of
$520,833.33,  with the  exception of the months of November  and December  2003, during  which the monthly fee was  $400,000.  All options held by WPN to acquire
Common  Stock were  cancelled  as of January  12,  2004.  The  Company  provided
indemnification  for  WPN's  employees,   officers  and  directors  against  any
liability,  obligation  or loss  resulting  from their  actions  pursuant to the
Management  Agreement.   WPN  also  receives  certain  benefits  from  financial
intermediaries  which it transacts business with on behalf of the Company in the form of research materials and services,  which are used by WPN on behalf of the
Company and in connection with its other  activities.  For the fiscal year 2003, the amount of such reimbursement was approximately  $75,000. WPN has not derived any other  income  and has not  received  reimbursement  of any of its  expenses
(other than health  benefits and standard  directors'  fees) from the Company in connection  with the  performance  of  services  described  above.  The  Company believed that the cost of obtaining the type and quality of services rendered by
WPN under the Management  Agreement was no less favorable than the cost at which the Company would have been able to obtain from unaffiliated entities.

                                      -23-

AUDIT COMMITTEE REPORT

            The Board  appoints  an Audit  Committee  each  year to  review  the
Company's financial matters.  The members of the Audit Committee are Louis Klein
Jr., Robert A. Davidow and William Goldsmith. Each member of the Company's audit committee meets the independence requirements set by the SEC and the NYSE.

            The primary purpose of the Audit Committee is to assist the Board in fulfilling  its  responsibility  to oversee the  Company's  financial  reporting activities. The Audit Committee meets with the Company's independent accountants and  reviews the scope of their  audit,  report and  recommendations.  The Audit
Committee  also   recommends  to  the  Board  the  selection  of  the  Company's independent accountants.  The Audit Committee met five times during fiscal 2003.
The Audit  Committee  members  reviewed  and  discussed  the  audited  financial statements  for the fiscal year ending  December 31, 2003 with  management.  The
Audit  Committee  also  discussed  all the matters  required to be  discussed by
Statement of Auditing Standard No. 61 with the Company's  independent  auditors,
PricewaterhouseCoopers LLP. The Audit Committee received the written disclosures and the letter  from  PricewaterhouseCoopers  LLP as  required  by  Independence
Standards   Board  Standard  No.  1  and  has  discussed  the   independence  of
PricewaterhouseCoopers LLP with representatives of such firm.

            Based on their review and the discussions described above, the Audit
Committee  recommended  to  the  Board  that  the  Company's  audited  financial statements  be included in the  Company's  Annual Report on Form 10-K filed with the SEC.

                                 Audit Committee
                                 ---------------
                                 Louis Klein, Jr., Chairman
                                 Robert A. Davidow
                                 William Goldsmith

                                      -24-

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            GENERAL

            The Compensation  Committee  determines the cash and other incentive compensation,  if any, to be paid to the  Company's  executive  officers and key employees.  Messrs.  Davidow,  Olshan  and  Goldsmith  serve as  members  of the
Compensation  Committee.  The Stock  Option  Committee  is  responsible  for the administration  and  award  of  stock  options  under  the  1991  Incentive  and
Nonqualified  Stock  Option  Plan,  the  2001  Stock  Option  Plan  and the 2003
Incentive Stock Plan.  Messrs.  Davidow and Troubh serve as members of the Stock
Option Committee.  Both Messrs. Davidow and Troubh are non-employee directors of the Company,  as defined under Rule 16b-3 of the Exchange  Act, as amended.  Mr.
Davidow  serves as  Chairman of the  Compensation  Committee.  The  Compensation
Committee met one time during the fiscal year ended December 31, 2003.

            COMPENSATION PHILOSOPHY

            The Compensation Committee's executive compensation philosophy is to base  management's  pay, in part, on  achievement  of the  Company's  annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize  individual  initiative,  achievement  and  length of  service  to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.  The  Compensation  Committee  also  believes that the potential for equity  ownership  by  management  is  beneficial  in  aligning  management  and stockholders' interests in the enhancement of stockholder value. The Company has not  established a policy with regard to Section 162(m) of the Internal  Revenue
Code of 1986, as amended (the "Code").

            SALARIES

            Base salaries for the Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable positions at other comparable  companies.  Base salary compensation of executive officers is reviewed annually by the Compensation Committee, and recommendations of the Compensation Committee in that regard are acted upon by the Board. Annual salary adjustments are determined by evaluating the competitive marketplace; the performance  of the Company which  includes in descending  level of  importance, operating income of the Company and cash management,  production  efficiency and quality  of  products;  the  performance  of the  executive;  the  length of the executive's service to the Company and any increased responsibilities assumed by the executive. The Company places itself around the medium levels in determining
salaries  compared  to  the  other  comparable   holding  companies  of  similar
businesses.

                                      -25-

            INCENTIVE COMPENSATION

            H&H MANAGEMENT INCENTIVE PLAN

            H&H,  a  wholly-owned   subsidiary  of  the  Company,   maintains  a
Management  Incentive  Plan ("MIP")  which is an annual  incentive  program that
rewards   selected   officers  and  key  employees  each  year  based  on  their contributions to the profits of H&H.

            Participants  in the  MIP  are  designated  by the  Chief  Executive
Officer of H&H and  ratified by the  Compensation  Committee of the Board at the beginning of each fiscal year.  Awards granted under the MIP are approved by the
Board of Directors of H&H. Daniel Murphy was the only Named Executive Officer to receive an award under the MIP in 2003.

            OTHER INCENTIVE COMPENSATION

            The Company from time to time considers the payment of discretionary bonuses to its executive  officers.  Bonuses would be determined  based,  first, upon the level of  achievement  by the Company of its  strategic  and  operating goals and, second, upon the level of personal  achievement by participants.  The
achievement  of  goals  by  the  Company  includes,   among  other  things,  the
performance  of the Company as  measured  by return on assets and the  operating income of the  Company,  production  efficiency  and  quality of  products.  The achievement of personal goals includes the actual performance of the unit of the
Company for which the executive  officer has  responsibility  as compared to the planned  performance  thereof,  the  level  of  cost  savings  achieved  by such executive  officer,  other individual  contributions,  the ability to manage and motivate  employees  and the  achievement  of  assigned  projects.  Bonuses  are determined  annually after the close of each fiscal year. Despite achievement of personal  goals,  bonuses  may not be given  based upon the  performance  of the
Company as a whole.

            Mr. LeBlanc,  the Company's former Principal Executive Officer,  was
President and Chief Executive Officer of H&H and Executive Vice President of the
Company until March 2003 with an annual base salary of $500,000. As described in the Employment  Agreements  section above,  Mr. LeBlanc's annual base salary was determined by contract. In determining such amount, the Board had considered the responsibilities  performed by Mr.  LeBlanc as Executive  Vice  President of the
Company, Mr. LeBlanc's responsibilities as President and Chief Executive Officer of H&H, the  performance  of Mr. LeBlanc in managing and directing the Company's operations,  the efforts by Mr.  LeBlanc in assisting the Company to improve its capital base and financial condition, a competitive assessment of survey data of other  industrial  companies as it relates to the Company's  performance  versus other industrial companies, and the evaluation of the other factors described in
"Salaries"  above. The Compensation  Committee did not grant Mr. LeBlanc a bonus for his services in 2003.  Mr.  LeBlanc  resigned  from his  positions  with the
Company  effective  March 14, 2003. In  connection  with such  resignation,  Mr.
LeBlanc received a payment pursuant to the terms of his employment contract.

            Upon   Mr.   LeBlanc's   resignation,   Mr.   Arnold   assumed   the
responsibilities as the Company's  Principal  Executive Officer.  Mr. Arnold did
not receive any direct  compensation  from the Company,  but was paid by WPN for his services as an officer of WPN on behalf of the Company.  In 2003, Mr. Arnold was paid $500,000 by WPN.

                                      -26-

            STOCK OPTION AND OTHER PLANS

            The Company awarded 165,000 options to the Named Executive  Officers in 2003. It is the  philosophy of the Stock Option  Committee that stock options should be awarded to  employees  of the Company to promote  long-term  interests between such employees and the Company's stockholders through an equity interest in the Company and assist in the retention of such  employees.  The Stock Option
Committee also considered the amount and terms of options  previously granted to executive officers. The Stock Option Committee believes the potential for equity ownership by management is beneficial in aligning management's and stockholders'
interest in the enhancement of stockholder  value.  Participation  in restricted stock,  profit sharing and incentive plans is offered,  pursuant to their terms, to provide incentive to executive officers to contribute to corporate growth and profitability.

                                     Compensation Committee
                                     ----------------------
                                     Robert A. Davidow, Chairman
                                     William Goldsmith
                                     Marvin L. Olshan

                                      -27-

            COMMON STOCK PERFORMANCE:  The following graph compares, for each of the fiscal  years  indicated,  the  yearly  percentage  change in the  Company's cumulative  total  stockholder  return on the  Company's  Common  Stock with the cumulative  total  return of a) the Standard  and Poor's  Index,  a broad equity market index and b) Metal Fabricating Industry Group Index.

                               [PERFORMANCE GRAPH]

                    12/31/1998     12/31/1999     12/29/2000    12/31/2001    12/31/2002     12/31/2003

WHX CORPORATION       100.00          89.44         7.45          15.30          8.12           8.84

METALS
FABRICATION
INDEX                 100.00         123.18       123.18         118.59         78.99         138.92

S&P 500 INDEX         100.00         121.04       121.04          96.95         75.52          97.18

            There can be no assurance that the Common Stock's  performance  will continue with the same or similar trends depicted in the graph above.

                                      -28-

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Marvin L. Olshan, a director of the Company, is a retired partner of
Olshan Grundman Frome  Rosenzweig & Wolosky LLP ("OGFR&W") who retains the title of Of Counsel.  The Company has retained  OGFR&W as its outside  general counsel since January  1991.  The fees paid such firm by the Company do not exceed 5% of such firm's gross revenues for the fiscal year ended December 31, 2003.

            Neil D. Arnold,  a director of the Company,  joined WPN Corp.  as an officer in August 2001. WPN Corp. is wholly-owned  by Ronald LaBow,  who was the former  Chairman of the Board and was party to a management  agreement  with the
Company  until  January 31, 2004.  Mr.  Arnold was paid  $500,000 by WPN for his services in 2003.

            Garen W. Smith owns 49% of Abundance  Corp.,  which has a consulting agreement with the Company. Abundance Corp. is paid $200,000 per annum under the terms of the consulting agreement.

            MANAGEMENT AGREEMENT

            Pursuant to the Management  Agreement,  which was initially approved by a majority of the Company's  disinterested  directors  and was  terminated on
January 31, 2004, WPN, of which Ronald LaBow, the Company's former Chairman,  is the sole  stockholder  and an officer and a director,  provided the Company with financial,  management, advisory and consulting services to the Company, subject
to  the  supervision  and  control  of  the  disinterested  directors.   Messrs.
Trangucci,  Tabin and Arnold were also officers of WPN until  January 2004.  The
Company  believed  that the cost of  obtaining  the type and quality of services rendered by WPN under the  Management  Agreement was no less  favorable than the cost at which the Company could have  obtained  such services from  unaffiliated entities. See "Executive Compensation-Management Agreement with WPN Corp."

                                      -29-

                         INDEPENDENT PUBLIC ACCOUNTANTS

            The accounting firm of PricewaterhouseCoopers  LLP has been selected as the independent public accountants for the Company for the fiscal year ending
December  31,  2004.  Although the  selection  of  accountants  does not require
ratification,   the  Audit  Committee  has  directed  that  the  appointment  of
PricewaterhouseCoopers  LLP be submitted to stockholders for ratification due to the  significance  of their  appointment by the Company.  If stockholders do not ratify the appointment of  PricewaterhouseCoopers  LLP, the Audit Committee will
consider  the   appointment  of  other   independent   public   accountants.   A
representative  of that firm, which served as the Company's  independent  public accountants  for the fiscal  year ended  December  31,  2003,  is expected to be present at the Meeting and, if he so desires,  will have the opportunity to make a  statement,  and in any event will be  available  to  respond  to  appropriate questions.

            THE FOLLOWING FEES WERE BILLED BY PRICEWATERHOUSECOOPERS  LLP TO THE
COMPANY  FOR   SERVICES   PERFORMED   ON  BEHALF  OF  THE   COMPANY   (EXCLUDING
WHEELING-PITTSBURGH CORPORATION AND ITS SUBSIDIARIES (THE "WPC GROUP")):

            AUDIT FEES: The aggregate fees for professional services rendered by
PricewaterhouseCoopers  LLP for the  audit  of the  Company's  annual  financial statements  for the fiscal years ended  December 31, 2003 and the reviews of the financial  statements  included in the Company's Form 10-Qs for such fiscal year were approximately  $590,000 (including expenses),  of which $375,000 was billed in fiscal  2003.  During  fiscal  2003,  PricewaterhouseCoopers  LLP  billed the
Company for  additional  fees of $40,000  (including  expenses)  relating to the audit of the Company's  annual  financial  statements  for the fiscal year ended
December 31, 2002.

            The   aggregate   fees  for   professional   services   rendered  by
PricewaterhouseCoopers  LLP for the  audit  of the  Company's  annual  financial statements  for the fiscal year ended  December  31, 2002 and the reviews of the financial  statements  included in the Company's Forms 10-Q for such fiscal year were approximately  $566,000 (including expenses),  of which $282,000 was billed in fiscal  2002.  During  fiscal  2002,  PricewaterhouseCoopers  LLP  billed the
Company for  additional  fees of $60,000  (including  expenses)  relating to the audit of the Company's  annual  financial  statements  for the fiscal year ended
December 31, 2001.

            AUDIT-RELATED     FEES:     The    aggregate    fees    billed    by
PricewaterhouseCoopers  LLP  for  audit-related  services  for the  years  ended
December 31, 2003 and December 31, 2002 were approximately  $88,000 and $97,000, respectively.  Audit  related  fees  consist  principally  of fees for audits of financial statements of certain employee benefit plans and due diligence related to divestitures in 2002.

            TAX FEES: The aggregate fees for professional  services  rendered by
PricewaterhouseCoopers  LLP for tax compliance,  tax advice and tax planning for the  combined  fiscal  years ended  December 31, 2003 and December 31, 2002 were
$27,000 and $145,000, respectively.

            ALL  OTHER  FEES:   No  other  fees  were   incurred  or  billed  by
PricewaterhouseCoopers LLP during the years ended December 31, 2003 and December
31, 2002.

                                      -30-

            The Audit Committee's  pre-approval  policies and procedures consist of pre-approving all auditing services and non-auditing services provided to the
Company by the  independent  auditors,  either at the  beginning of each year or prior to the commencement of such services. The Audit Committee has approved the services described under Audit Related Fees, Tax Fees and All Other Fees herein.
The   Audit    Committee    has    considered    whether   the    provision   by
PricewaterhouseCoopers  LLP of the  services  covered by the fees other than the
audit  fees  is  compatible  with   maintaining   PricewaterhouseCoopers   LLP's
independence and believes that it is compatible.

THE FOLLOWING  FEES WERE BILLED BY  PRICEWATERHOUSECOOPERS  LLP TO THE WPC GROUP
FOR SERVICES PERFORMED ON BEHALF OF THE WPC GROUP:

            AUDIT FEES: The aggregate fees for professional services rendered by
PricewaterhouseCoopers  LLP for the audit of the WPC  Group's  annual  financial statements  for the period  ended  December  31,  2003 and the fiscal year ended
December 31, 2002, were approximately $88,000 and $300,000 (including expenses), respectively,  of which  $88,000  and  $205,000  were  billed  in 2003 and 2002,
respectively.   Wheeling-Pittsburgh   Corporation  and  its  subsidiaries   were
unconsolidated subsidiaries of the Company.

            AUDIT-RELATED     FEES:     The    aggregate    fees    billed    by
PricewaterhouseCoopers  LLP for  audit-related  services  for the  period  ended
December 31, 2003 and the fiscal year ended December 31, 2002 were approximately
$37,000 and $69,000, respectively. These fees are for audits of certain employee benefit plans.

            TAX FEES: There were no tax services rendered in 2003 or 2002.

            ALL OTHER FEES: The aggregate  fees billed for services  rendered by
PricewaterhouseCoopers  LLP, other than the services  referred to above, for the period ended  December 31, 2003 and the fiscal year ended December 31, 2002 were approximately  $37,000 and $2,000,000,  respectively,  for services performed on behalf of the WPC Group primarily for advice and assistance  relating to the WPC
Group's bankruptcy proceedings and related regulatory filings.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS  RECOMMENDS  A VOTE FOR THE  SELECTION OF THE
INDEPENDENT PUBLIC ACCOUNTANTS.

                                      -31-

                              STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials to be distributed in connection  with the next annual meeting of  stockholders  of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than January 7, 2005.  Stockholders  wishing to bring a proposal before the 2005 annual  meeting of  stockholders  (but not include it in the  Company's proxy  material) must provide  written notice of such  nomination or proposal to the attention of the corporate secretary, no later than March 22, 2005.

                                  OTHER MATTERS

            So far as now known,  there is no business other than that described above to be presented for action by the  stockholders at the Meeting,  but it is intended  that the proxies  will be voted upon any other  matters and  proposals that may  legally  come  before  the  Meeting  or any  adjournment  thereof,  in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

            The  Company is  concurrently  sending  all of its  stockholders  of record as of April  20,  2004 a copy of its  Annual  Report on Form 10-K for the fiscal  year ended  December  31,  2003.  Such  report  contains  the  Company's certified  consolidated  financial statements for the fiscal year ended December
31, 2003, including those of the Company's subsidiaries.

                                          By Order of the Company,

                                          STEVEN WOLOSKY, Secretary

Dated:  New York, New York
        May 4, 2004

            THE COMPANY  WILL  FURNISH A FREE COPY OF ITS ANNUAL  REPORT ON FORM
10-K FOR THE FISCAL YEAR ENDED  DECEMBER 31, 2003  (WITHOUT  EXHIBITS) TO ALL OF
ITS  STOCKHOLDERS OF RECORD AS OF APRIL 20, 2004 WHO WILL MAKE A WRITTEN REQUEST
TO MR. STEVEN WOLOSKY,  SECRETARY,  WHX CORPORATION,  110 EAST 59TH STREET,  NEW
YORK, NEW YORK 10022.

                                      -32-